UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2006

ML Macadamia Orchards, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	808-969-8057

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Exhibits

Exhibit 99.1  Press Release “ML Macadamia Orchards, L. P. Announces Second Quarter Distribution and Appoints New Director; Special Meeting of Unit Holders Not Held.”

Item 5.02.  Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

As announced by the Partnership in a press release on June 15, 2006, on June 12, 2006 Mr. James Case resigned as Director of the General Partnership and Mr. Russell “Rusty” Case was appointed to the Board of Directors, effective the same day.

On June 15, 2006, ML Macadamia Orchards, L. P. issued the press release attached to this report as Exhibit 99.1 announcing its distribution for the second quarter.  It also announced the resignation of Mr. James Case as Director with Mr. Russell “Rusty” Case as his replacement effective June 12, 2006.  This Form 8-K and attached exhibit are furnished to, but not filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1 Press Release “ML Macadamia Orchards, L. P. Announces Second Quarter Distribution and Appoints New Director; Special Meeting of Unit Holders Not Held”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)
Date June 15, 2006
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer